UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2004

                            DSA Financial Corporation
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                             0-50864                 Applied For
-----------------------------       ------------------           -----------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


118 Walnut Street, Lawrenceburg, Indiana                         47025
----------------------------------------                         -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (812) 537-0840
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of businesses acquired. Not Applicable.

(b)      Pro forma financial information. Not Applicable.

(c)      Exhibits.

         The following Exhibit is attached as part of this report:

         99.1     Press  Release of DSA  Financial  Corporation  dated August 9,
                  2004

Item 12. Results of Operations and Financial Condition

         On August 9, 2004, DSA Financial Corporation issued a press release relating to its earnings for the three months and fiscal year ended June 30, 2004. The press release is attached as Exhibit 99.1 to this report.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            DSA FINANCIAL CORPORATION



DATE: August 19, 2004                  By: /s/ Edward L. Fischer
                                           -------------------------------------
                                           Edward L. Fischer
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX

         Exhibit No.                                 Description

            99.1                Press Release of DSA Financial Corporation dated
                                August 9, 2004